UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 28, 2023

BMO 2023-5C1 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001984246)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key number: 0001840727)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

German American Capital Corporation

(Central Index Key number 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

LMF Commercial, LLC

(Central Index Key number 0001592182)

KeyBank National Association

(Central Index Key number 0001089877)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-06	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 16, 2023 (the “Closing Date”), BMO 2023-5C1 Mortgage Trust (the “Issuing Entity”) issued the BMO 2023-5C1 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-5C1, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2023 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated August 16, 2023 and filed with the Securities and Exchange Commission (the “Commission”) under Commission File Number 333-255934-06 (the “August 16, 2023 Form 8-K”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, (i) the Whole Loan (the “11 West 42nd Street Whole Loan”) relating to the Mortgage Loan (the “11 West 42nd Street Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as 11 West 42nd Street and the Whole Loan (the “Short Pump Town Center Whole Loan”) relating to the Mortgage Loan (the “Short Pump Town Center Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Short Pump Town Center were required to be serviced and administered pursuant to the Pooling and Servicing Agreement, and (ii) the Whole Loan (the “Heritage Plaza Whole Loan” and, collectively with 11 West 42nd Street Whole Loan and the Short Pump Town Center Whole Loan, the “Servicing Shift Whole Loans”) relating to the Mortgage Loan (the “Heritage Plaza Mortgage Loan” and, collectively with 11 West 42nd Street Mortgage Loan and the Short Pump Town Center Mortgage Loan, the “Servicing Shift Mortgage Loans”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Heritage Plaza was required to be serviced and administered pursuant to the Benchmark 2023-V2 PSA, which is the servicing agreement for the Benchmark 2023-V2 securitization trust (into which a Companion Loan with respect to the Heritage Plaza Whole Loan was deposited). The Benchmark 2023-V2 PSA was filed as Exhibit 4.2 to the August 16, 2023 Form 8-K.

On September 28, 2023, the respective Servicing Shift Lead Notes with respect to the Servicing Shift Whole Loans were contributed to the commercial mortgage securitization transaction (the “BANK5 2023-5YR3 Securitization”) involving the issuance of the BANK5 2023-5YR3, Commercial Mortgage Pass-Through Certificates, Series 2023-5YR3 (the “BANK5 2023-5YR3 Certificates”). Upon the issuance of the BANK5 2023-5YR3 Certificates, the servicing and administration of the Servicing Shift Whole Loans are required to be transferred from (in the case of 11 West 42nd Street Whole Loan and Short Pump Town Center Whole Loan) the Pooling and Servicing Agreement or (in the case of the Heritage Plaza Whole Loan) the Benchmark 2023-V2 PSA, as applicable, to the pooling and servicing agreement governing the issuance of the BANK5 2023-5YR3 Certificates, dated as of September 1, 2023 (the “BANK5 2023-5YR3 Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor (the “BANK5 2023-5YR3 Depositor”), Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The BANK5 2023-5YR3 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the BANK5 2023-5YR3 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the BANK5 2023-5YR3 Pooling and Servicing Agreement applicable to the servicing of the Servicing Shift Mortgage Loans are substantially similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on August 16, 2023 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-06, but will differ in certain respects as described below and, treating the BANK5 2023-5YR3 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

●	Upon a Servicing Shift Whole Loan becoming a specially serviced loan under the BANK5 2023-5YR3 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to such Servicing Shift Whole Loan accruing at a rate equal to the greater of a per annum rate of 0.25% and the per annum rate that would result in a special servicing fee for the related month of $3,500.
●	In connection with a workout of a Servicing Shift Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to (1) with respect to the 11 West 42nd Street Whole Loan, 0.50%, (2) with respect to the Short Pump Town Center Whole Loan, 1.00% and (3) with respect to the Heritage Plaza Whole Loan, 0.75%, of each collection (other than penalty charges and excess interest) of interest and principal (other than any amount for which a liquidation fee would be paid) received on such corrected Servicing Shift Whole Loan for so long as it remains a corrected Whole Loan, subject to a minimum workout fee of $25,000 in the aggregate with respect to any particular workout of a Servicing Shift Whole Loan.
●	The related Outside Special Servicer will be entitled to a liquidation fee of (1) with respect to the 11 West 42nd Street Whole Loan, 0.50%, (2) with respect to the Short Pump Town Center Whole Loan, 1.00% and (3) with respect to the Heritage Plaza Whole Loan, 0.75%, of the related payments or proceeds received in connection with the liquidation of a Servicing Shift Whole Loan or related REO Property, subject to a minimum liquidation fee of $25,000 in the aggregate for such Servicing Shift Whole Loan.
●	The Mortgaged Property relating to a Servicing Shift Whole Loan will be subject to inspection (A) at least once every 12 months (commencing in 2024) if the stated principal balance of the related Pari Passu Companion Loan contributed to the BANK5 2023-5YR3 Securitization has a stated principal balance of $2,000,000 or more or (b) at least once every 24 months (commencing in 2024) if the stated principal balance of the related Pari Passu Companion Loan contributed to the BANK5 2023-5YR3 Securitization has a stated principal balance of less than $2,000,000, in a manner substantially similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	BANK5 2023-5YR3 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2023	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2023-5C1 – Form 8-K